Registration  Nos.  33-30139  811-5848  UNITED STATES  SECURITIES AND
     EXCHANGE COMMISSION Washington, D.C. 20549

                                                     FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.

                              Post-Effective Amendment No.   11    X

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No.   13                             X
                          ------                                  --

                                    THE GABELLI VALUE FUND INC.
                          (Exact name of Registrant as Specified in Charter)

                              One Corporate Center, Rye, New York 10580-1434
                        (Address of Principal Executive Offices)    (Zip Code)

            Registrant's Telephone Number, including Area Code: (914) 921-5107

                                                  James E. McKee
                                                Gabelli Funds, Inc.
                                               One Corporate Center
                                             Rye, New York 10580-1434
                                      (Name and Address of Agent for Service)

                                   Approximate Date of Proposed Public Offering:
                        As soon as possible after this Post-Effective Amendment
                                                becomes effective.

                     It is proposed that this filing will become effective:

         immediately upon filing pursuant to Rule 485(b)
  X      on May 1, 1997 pursuant to Rule 485(b)
         60 days after filing pursuant to Rule 485(a)(1)
         on ________ pursuant to Rule 485(a)(1)
___      75 days after filing pursuant to Rule 485(a)(2)
___      on ________ pursuant to Rule 485(a)(2)
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   The Registrant previously has filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 28, 1997.




                                            THE GABELLI VALUE FUND INC.

                                                     FORM N-1A

                                               CROSS REFERENCE SHEET

                                              PURSUANT TO RULE 495(a)

Part A
Item No.                                                               Prospectus Captions

1.       Cover Page                                                    Cover Page

2.       Synopsis                                                      Prospectus Summary; The Fund's Expenses

3.       Condensed Financial Information                               Financial Highlights

4.       General Description of Registrant                             Cover Page; Prospectus Summary; The Fund
                                                                       and its Investment Policies; Other
                                                                       Investments; Special Investment Methods;
                                                                       General Information

5.       Management of the Fund                                        Cover Page; Prospectus Summary; The Fund
                                                                       and its Investment Policies; Management of
                                                                       the Fund; Purchase of Shares; General
                                                                       Information

5A.      Management's Discussion of Fund Performance                   Not applicable

6.       Capital Stock and Other Securities                            Prospectus Summary; Dividends,
                                                                       Distributions and Taxes; General
                                                                       Information

7.       Purchase of Securities Being Offered                          Prospectus Summary; Purchase of Shares;
                                                                       Valuation of Shares; General Information

8.       Redemption or Repurchase                                      Prospectus Summary; Redemption of Shares

9.       Pending Legal Proceedings                                     Not applicable






Part B                                                                 Statement of Additional
Item No.                                                               Information Caption

10.      Cover Page                                                    Cover Page

11.      Table of Contents                                             Table of Contents

12.      General Information and History                               Not Applicable

13.      Investment Objectives and Policies                            Investment Policies; Other Investments;
                                                                       Special Investment Methods; Investment
                                                                       Restrictions

14.      Management of the Fund                                        Directors and Officers; The Adviser

15.      Control Persons and Principal Holders of Securities           Directors and Officers

16.      Investment Advisory and Other Services                        The Adviser; Sub-Administrator; Directors
                                                                       and Officers; Distributor; Distribution
                                                                       Plan; Custodian, Transfer Agent and
                                                                       Dividend Disbursing Agent; Experts; see
                                                                       Prospectus - "Management of the Fund"

17.      Brokerage Allocation                                          Portfolio Transactions and Brokerage

18.      Capital Stock and Other Securities                            Dividends, Distributions and Taxes;
                                                                       General Information

19.      Purchase, Redemption and Pricing
         of Securities Being Offered                                   Redemption of Shares, Net Asset Value

20.      Tax Status                                                    Dividends, Distributions and Taxes

21.      Underwriters                                                  Distributor; Distribution Plan

22.      Calculation of Performance Data                               Calculation of Investment Performance

23.      Financial Statements                                          Financial Statements






                                            THE GABELLI VALUE FUND INC.



                                                      PART A






                                            THE GABELLI VALUE FUND INC.

                                                    PROSPECTUS
                                                May 1,    1997


                                                GABELLI FUNDS, INC.
                                                Investment Adviser

                                              GABELLI & COMPANY, INC.
                                                    Distributor


                                                 TABLE OF CONTENTS


                                                               Page


Prospectus Summary............................................
The Fund's Expenses...........................................
Financial Highlights..........................................
The Fund and its Investment Policies..........................
Other Investments.............................................
Special Investment Methods....................................
Management of the Fund........................................
Purchase of Shares............................................
Redemption of Shares..........................................
Valuation of Shares...........................................
Retirement Plans..............................................
Dividends, Distributions and Taxes............................
Calculation of Investment Performance.........................
General Information...........................................



----------------------------------------------------------------------------

No person  has  been  authorized  to  give  any  information  or to  make  any
     representation  other  than  those  contained  in  this  Prospectus,   the
     Additional  Statement  and in  the  Fund's  official  sales  literature  in connection with the offering of the Fund's shares, and if given or made, such information or representation may not be relied upon as authorized by the Fund its Investment Adviser, Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any state in which, or to any person to whom, such offer may not be made lawfully.
     ------------------------------------------------------------------------



                                            THE GABELLI VALUE FUND INC.
                                  One Corporate Center, Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

                                                Gabelli Funds, Inc.
                                                Investment Adviser

PROSPECTUS        May 1,    1997

     The Gabelli Value Fund Inc. (the "Fund") is a non-diversified, open-end management investment company, the investment objective of which is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that the Fund's investment adviser, Gabelli Funds, Inc. (the "Adviser"), believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. There is no assurance that the Fund's investment objective will be attained. See "The Fund and its Investment Policies."

         A maximum sales load of 5.50% will be imposed on purchases (5.82% of the amount invested) of Fund shares. The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). There is no minimum requirement for subsequent purchases, although some brokers or dealers may impose their own minimum requirements. Investments for Individual Retirement Accounts ("IRAs") have different requirements. See "Retirement Plans." Shareholders may redeem shares on any day the Fund calculates its net asset value. See "Purchase of Shares" and "Redemption of Shares."

         This Prospectus sets forth concisely the information about the Fund that prospective investors should know before making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("Additional Statement"), dated May 1, 1997, that is available upon request and without charge (i) by calling or writing the Fund at the telephone number or address set forth above, (ii) in the manner described under "Purchase of Shares" herein or (iii) by contacting the broker through whom you purchased shares or Gabelli & Company, Inc. ("Gabelli & Company"). Also, the Additional Statement is available for reference, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov). The Additional Statement has been filed with the SEC and is incorporated by reference into this Prospectus in its entirety.

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.
                                             ------------------------

================================================================================
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================





                                                PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

     The Fund: The Gabelli Value Fund Inc. is a non-diversified, open-end management investment company which commenced operations on September 29, 1989.

Investment Objective: The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that the Adviser believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital
appreciation.          Investment Characteristics and Risks: The Fund may invest
in, among other things, unregistered convertible securities, securities of issuers involved in corporate reorganizations, warrants, rights, securities of foreign issuers and forward commitments for securities purchased on a "when issued" or "delayed delivery" basis. Convertible securities are not typically rated within the four highest categories by the rating agencies and are, therefore, not generally considered investment grade. There is no minimum rating that is acceptable for investment by the Fund; however, it is the Fund's current operating policy that not more than 35% of the Fund's portfolio will consist of debt securities considered by the rating agencies, or, if unrated, judged by the Adviser to be predominantly speculative and involving major risk exposure to adverse conditions, including securities of issuers in default. The Fund will, however, limit its investments in securities of issuers in default, which are included within the 35% limitation, to not more than 5% of its total assets. These investments may involve special risks. See "Other Investments" in the Additional Statement. The Fund may also purchase or sell exchange traded options, engage in certain short sales of securities, enter into repurchase agreements, lend its portfolio securities to securities broker-dealers or financial institutions and borrow money for short-term credits from banks as may be necessary for the clearance of portfolio transactions and for temporary or emergency purposes. These techniques may also involve special risks. See "Special Investment Methods."


     Management and Fees: The Adviser serves as the Fund's investment adviser and is paid a monthly fee at an annual rate of 1.00% of the value of the Fund's average daily net assets for its services. See "Management of the Fund."


     How to Purchase Shares: Shares of the Fund may be purchased through certain registered broker-dealers and from State Street Bank and Trust Company ("State Street"), the transfer agent for the Fund, or Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street performing shareholder services for the Fund, at the net asset value per share next determined after receipt of an order plus the applicable sales charge. A maximum sales charge of 5.50% will be imposed on purchases (5.82% of the amount invested), subject to reduction based on the amount of investment. The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan for which there is no initial minimum investment required. See "Purchase of Shares
- Automatic Investment Plan." The Fund imposes no minimum for subsequent investments although some registered broker-dealers may impose their own minimum. Investments through certain retirement plans, however, have different requirements. See "Retirement Plans."

           Distribution Plan: The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund will make monthly payments to certain registered broker-dealers who enter into agreements with the Fund calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund attributable to outstanding shares of the Fund sold by those broker-dealers.

     How to Sell Shares: Shares of the Fund may be redeemed through certain registered broker-dealers and the Fund's transfer agent by the shareholder at any time at the net asset value next computed after the redemption request is received. See "Redemption of Shares."

Dividends and Reinvestment: Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends at least annually and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."


                                                THE FUND'S EXPENSES


Shareholder Transaction Expenses:
Maximum sales load (as a percentage of offering price) imposed on purchases..........................    5.50%
Sales load imposed on reinvested dividends...........................................................    None
Deferred sales load..................................................................................    None
Redemption fees......................................................................................    None
Exchange fee.........................................................................................    None
Annual Fund Operating Expenses (Percent of average daily net assets):
Management fees......................................................................................    1.00%
Distribution (Rule 12b-1) expenses*..................................................................    0.25%
Other expenses.......................................................................................    0.15%
                                                                                                         ----
Total Operating Expenses.............................................................................    1.40%
                                                                                                         ====


* As a result of the payment of sales charges and Rule 12b-1 expenses, long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


         The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown are the levels incurred during the past fiscal year.






Example**

    The following example demonstrates the projected dollar amount of total cumulative expenses that may be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by an investor of an initial sales load at the maximum 5.50% rate and payment by the Fund of operating expenses at the levels set forth in the table above, and are also based upon the following assumptions:



                                                                          1         3          5         10
                                                                           year      years      years      years

A    shareholder  would  pay the  following  expenses  on a  $1,000  investment, assuming a 5% annual return and redemption
     at the end of each time period....................................      $68       $97       $127       $214


** The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                                                        FINANCIAL HIGHLIGHTS

         The following information, insofar as it pertains to each of the five years in the period ended December 31, 1996, has been audited by Price
Waterhouse LLP, independent accountants, whose unqualified report on this information appears in the Additional Statement. This table should be read in conjunction with the financial statements and related notes that are included in
the Additional  Statement.       Per share amounts for a Fund share  outstanding
throughout each period/year ended December 31,


                                              1996        1995        1994        1993       1992       1991(a)    1990      1989*
                                               ----        ----        ----        ----       ----       -------    ----      ----
Operating performance:
Net asset value, beginning of year..........  $11.61      $ 10.49    $ 12.09      $ 10.13     $ 9.48     $ 8.51    $ 9.58    $ 9.45
                                              ------      -------    -------      -------     ------     ------    ------    ------

Net investment income (loss)................   (0.02)        0.05       0.09         0.05       0.09       0.13      0.45      0.16
Net realized and unrealized gain/(loss) on
  investments...............................    1.04         2.30      (0.09)        3.95       1.11       1.17     (0.98)     0.04
                                                ----        -----     -------       -----      -----      -----    -------    -----

Total from investment operations............    1.02         2.35       0.00         4.00       1.20       1.30     (0.53)     0.20
                                                ----        -----      -----        -----      -----      -----    -------    -----

Distributions to shareholders from:
  Net investment income.....................     ---        (0.05)     (0.09)       (0.01)     (0.09)     (0.19) (0.54)   (0.06)
  Distributions in excess of net investment income                    ---          ---        (0.00)(b)   (0.04)   ---      ---
  Net realized gains........................   (1.10)       (1.18)     (1.50)       (1.99)     (0.46)     (0.14)      ---   (0.01)
  Distributions in excess of net realized gains             ---      ---           (0.01)        ---        ---       ---
                                                   -------------   -----         --------    -------      -----     -----
Paid in capital.............................   (0.01)        ---         ---         ---        ---         ---        ---      ---

Total distributions.........................   (1.11)       (1.23)     (1.60)       (2.04)     (0.55)     (0.33)     (0.54)   (0.07)
                                               ======      =======    =======      =======    =======    =======    =======  ======

Net asset value, end of year................  $11.52      $ 11.61    $ 10.49      $ 12.09    $ 10.13     $ 9.48     $ 8.51   $ 9.58
                                              ======      =======    =======      =======    =======     ======     ======   ======

Total return **...........................      8.7%        22.5%       0.0%        39.4%      12.7%      15.3%      (5.6)%    2.1%
                                            ========       ======      =====       ======      =====     ======     =======   =====

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........  $460,836   $486,144   $436,629  $491,193    $423,381   $574,676   $850,685 $1,126,146
  Ratio of net investment income/(loss)
    to average net assets............   (0.12)%       0.42%      0.73%      0.38%     0.75%      1.43%      4.45%    6.06%+
  Ratio of operating expenses to
    average net assets......................    1.40%        1.50%      1.50%      1.53%        1.52%      1.45%   1.39%    1.48%+
Portfolio turnover rate.....................   37.1%        64.6%      66.6%      21.4%         0.1%      16.2%      58.6%    73.3%
Average commission rate
  (per share of security) (c)...............   $0.0498        N/A        N/A        N/A          N/A         N/A       N/A     N/A



*      The Fund commenced operations on September 29, 1989.

** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.

+      Annualized.
(a) Per share amounts have been calculated using the monthly average share method for the year ended December 31, 1991.

(b) Amount  represents  less than $0.005  per share.

(c) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1996 is included in the Fund's Annual Report to Shareholders dated December 31, 1996. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.






                                THE FUND AND ITS INVESTMENT POLICIES

    The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund's investment objective is long-term capital appreciation. The Fund regards its receipt of income as an incidental consideration. The investment objective is fundamental and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There is, of course, no guarantee that the Fund will achieve its investment objective. As a non-diversified investment company, the Fund is not subject to the provisions of the 1940 Act that otherwise would limit the proportion of its assets that may be invested in obligations of a single issuer. Consequently, because the Fund may hold a relatively high proportion of its assets in a limited number of portfolio companies, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. The Fund will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). For further information on the Code's diversification requirements, see "Dividends, Distributions and Taxes" in this Prospectus and in the Additional Statement.


     In pursuing the Fund's investment objective, the Adviser seeks companies that it believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. In identifying such companies, the Adviser seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Adviser believes informed industrialists would be willing to pay to acquire companies with similar characteristics. If investor attention is focused on the underlying asset values of these companies through an emerging or anticipated development or other catalyst, an investment opportunity to realize this private market value may exist. Undervaluation of a company can result from a variety of factors, such as a lack of investor recognition of (1) the underlying value of a company's fixed assets, (2) the value of a consumer or commercial franchise, (3) changes in the economic or financial environment particularly affecting a company, (4) new, improved or unique products or services, (5) new or rapidly expanding markets, (6) technological developments or advancements affecting a company or its products, or (7) changes in governmental regulations, political climate or competitive conditions. The actual developments or catalysts particularly applicable to a given company that may, in the Adviser's judgment, lead to significant appreciation of that company's securities include: a change in management or management policies; the acquisition of a significant equity position by an investor or group of investors acting in concert; a merger, reorganization, sale of a division, or a third-party or issuer tender offer; the spin-off to shareholders of a subsidiary, division or other substantial assets; or a recapitalization, an internal reorganization or the retirement or death of a senior officer or substantial shareholder. In addition to the foregoing factors, developments and catalysts, the Adviser, in selecting investments, also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

         The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks, preferred stocks and other securities convertible into, or exchangeable for, common stocks. When the Adviser believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits, repurchase agreements with respect to such instruments, and money market mutual funds not affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company.

    Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the Additional Statement.

                                             OTHER INVESTMENTS

Corporate Reorganizations

    The Fund, consistent with its investment objective and policies of seeking long-term capital appreciation from securities of companies that, in the public market, are selling at a significant discount to their private market value, may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of securities of companies involved in such transactions will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities, except that this limitation will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months. The principal risk of this type of investing is that the anticipated offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless replaced by an equivalent or increased offer or proposal that is consummated, the Fund may sustain a loss on its investments.

Convertible and Nonconvertible Corporate Obligations

         Corporate obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations. These obligations can be further subdivided into convertible and nonconvertible securities. Unlike a nonconvertible corporate obligation, a convertible corporate may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula.

         The Fund believes that investing in convertible and nonconvertible corporate obligations is consistent with the Fund's investment objective of seeking securities of companies that, in the public market, can provide significant long-term capital appreciation. Due to a variety of factors, it is possible that the potential for capital gain on a convertible security may be less than that of the underlying common stock. Convertible securities, however, are senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.

     The Fund may purchase convertible securities or nonconvertible debt securities without limitation, except that no more than 35% of the Fund's total assets may be invested in convertible securities or nonconvertible debt securities having a rating lower than a Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), rating of "CCC", a Moody's Investors Service, Inc. ("Moody's") rating of "Caa" or, if unrated, judged by the Adviser to be of comparable quality. However, as a matter of current operating policy, the Adviser and Fund have agreed that the Fund will not invest more than 35% of the Fund's total assets in debt securities rated less than S&P's BBB or the equivalent by other major rating agencies or, if unrated, judged by the Adviser to be of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions, and are often referred to in the financial press as "junk bonds".

    The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Bond Ratings" in the Additional Statement.

     Within the Fund's limitation on the purchase of lower-rated and unrated securities, the Fund may invest up to 5% of its total assets in securities of issuers in default.

Warrants and Rights

    The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Foreign Securities

         The  Fund  may  invest  up to  25%  of  its  total  assets  in  foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies than about domestic companies, and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as United States securities and their markets. Securities of some foreign companies may involve greater market risk than securities of United States companies. Investment in foreign securities may result in higher expenses than investment in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on United States exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the position of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

     The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 25% foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. See "Other Investments -- Investments in Foreign Securities" in the Additional Statement.

Short-Term Investments

         As noted above, in certain circumstances the Fund may invest in short-term money market instruments such as obligations of the U.S. Government and its agencies and instrumentalities, high quality commercial paper (rated "A-1" or better by S&P or "P-1" or better by Moody's) and bank certificates of deposit and time deposits, and may engage in repurchase agreement transactions with respect to those instruments.

    In addition, the Fund may invest in money market mutual funds not affiliated with the Fund, Lehman Brothers or Gabelli & Company. The investment policy with respect to investment companies generally is set forth below under "Other
Investment Companies."      Other Investment Companies

         The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers or Gabelli & Company. Not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not own more than 3% of the securities of any investment company.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

     The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of these kinds of companies may have limited liquidity.

    The Fund will not invest, in the aggregate, more than 10% of its net assets in small, unseasoned companies, securities that are restricted for public sale, securities for which market quotations are not readily available, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

 Risk Factors

     There are a number of issues that an investor should consider in evaluating the Fund. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in extraordinary transactions, including corporate reorganizations. See "Corporate Reorganizations" above. Certain affiliates of the Adviser in the ordinary course of their business may acquire for their own account from time to time securities (including controlling positions) in companies that may also be suitable investments for the Fund. However, under certain circumstances the Fund may be precluded by Section 17(d) of the 1940 Act and Rule 17d-1 thereunder (which regulate joint transactions between an investment company and its affiliates) from investing in those securities absent exemptive relief from the SEC. However, while the securities in which the Fund may invest might therefore be limited to some extent, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Many companies in the past several years have adopted so-called "poison pill" and other defensive measures that may have the effect of limiting the amount of securities in any one issuer that may be acquired by the Adviser and its affiliates for the account of the Fund and other investment management clients, discouraging or hindering non-negotiated offers for a company or possibly preventing the competition of any such offer. Moreover, the Fund may invest in lower rated securities, including securities of issuers that are in default. These securities carry a higher risk of weakened capacity to pay principal and interest when due and the market to sell such securities may be limited. See "Special Investment Methods -- Convertible and Nonconvertible Corporate Obligations" in the Additional Statement. The Fund is a non-diversified investment company, and, as such, may invest a substantial portion of its assets in a limited number of portfolio companies. See "The Fund and its Investment Policies." The Adviser relies to a considerable extent on the expertise of Mr. Mario J. Gabelli and there is no assurance that a suitable replacement could be found for him in the event of his death, disability or resignation. See "Management of the Fund." See "Redemption of Shares."
         For further information on the investment policies of the Fund, see "Investment Policies" and "Other Investments" in the Additional Statement.
          SPECIAL INVESTMENT METHODS Borrowing

         The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, that would otherwise require the untimely disposition of
the  Fund's  portfolio   securities.   Borrowing  for  any  purposes, including
redemptions, may not, in the aggregate, exceed 15% of the value of the Fund's total assets, and borrowing for purposes other than meeting redemptions may notexceed 5% of the value of the Fund's total assets at the time borrowing is made.The Fund will not borrow (leverage) to make additional investments when anyborrowing remains unpaid. The Fund will not mortgage, pledge or hypothecate anyof its assets except that, in connection with the borrowings described above,not more than 20% of the total assets of the Fund may be used as collateral.

Repurchase Agreements

         The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. The Adviser will monitor the creditworthiness of the other parties to the repurchase agreements.

         The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. Government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

Short Sales Against the Box

         The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes.

When Issued, Delayed Delivery Securities and Forward Commitments

         The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

Lending of Portfolio Securities

    The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. This practice is expected to help the Fund generate revenue to defray certain operating expenses. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets. The current intention of the Fund, however, is to limit the value of all loaned securities to no more than 5% of the Fund's total assets. Under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. See "Special Investment Methods -- Lending of
Portfolio Securities" in the Additional Statement.      Derivative Instruments

         Options. The Fund may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets; or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may only buy options that are listed on a national securities exchange.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a special price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

    An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is not assurance that a liquid secondary market on an exchange will exist for any particular option. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Options" in the Additional Statement.

         The Fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Futures Contracts and Options on Futures. Depending upon market conditions prevailing at such time and its perceived investment needs, the Fund may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments, if any, may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and the aggregate initial margins and premiums thereon would not constitute more than 5% of the Fund's total assets.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     For further information on the investment policies of the Fund, see "Investment Policies" and "Special Investment Methods" in the Additional Statement.

                                                       MANAGEMENT OF THE FUND

         Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors.

Investment Adviser - Gabelli Funds, Inc.

    Gabelli Funds, Inc. was organized in 1980 and serves as investment adviser to the Fund. Gabelli Funds, Inc. also serves as the investment adviser to The Gabelli ABC Fund, The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato Fund, The Gabelli Global Convertible Securities Fund, The Gabelli U.S. Treasury Money Market Fund, Gabelli Gold Fund, Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc. which are open-end investment companies; and The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund Inc. and The Gabelli Global Multimedia Trust Inc., which are closed-end investment companies; having aggregate assets as of April 1, 1997, in excess of $4.0 billion. GAMCO Investors, Inc. ("GAMCO"), an investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, is a subsidiary of the Adviser with aggregate assets in excess of $4.9 billion under its management as of April 1, 1997. Teton Advisers LLC, a subsidiary of the Adviser, manages the Westwood Funds with aggregate assets of approximately $123 million as of April 1, 1997. The current business address of the Adviser is One Corporate Center, Rye, New York, 10580-1434.

     The Adviser and its affiliates act as investment advisers to other clients that may invest in the same securities. As a result, clients of the Adviser and its affiliates hold substantial positions in the same issuers of securities. If a substantial position in an issuer is held, liquidity and concentration considerations may limit the ability of the Adviser to add to the position on behalf of the Fund or other clients or to readily dispose of the position. Although the availability at acceptable prices of such securities may from time to time be limited, it is the policy of the Adviser and its affiliates to allocate purchases and sales of such securities in a manner believed by the Adviser to be equitable to all clients, including the Fund. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

 The Adviser manages the portfolio of the Fund in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and oversees the administration of all aspects of the Fund's business and affairs, all subject to the supervision and direction of the Directors.

    As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee, computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets, which is higher than that paid by most mutual funds. The Additional Statement contains further information about the Advisor's agreement with the Fund (the "Advisory Contract"), including a more complete description of the advisory, administration and expenses arrangements contained therein.

         Mr. Mario J. Gabelli, Chairman of the Board, Chief Executive Officer and Chief Investment Officer of the Adviser and Chairman of the Board, President and Chief Investment Officer of the Fund, is responsible for managing the day-to-day investment operations of the Fund, including the making of investment decisions. Mr. Gabelli also acts as Chairman of the Board, Chief Executive Officer and Chief Investment Officer of GAMCO and is an officer or director of various other companies owned or controlled by the Adviser. Accounts under the management of the Adviser and GAMCO will tend, subject to differences in investment objectives and authorized investment practices, to hold many of the same securities because many of the accounts are under the overall direction of Mr. Gabelli. In addition to his positions with the Adviser and its subsidiaries, Mr. Gabelli serves as an officer and/or director of various other companies. Owing to the diverse nature of Mr. Gabelli's responsibilities with respect to the Adviser, its subsidiaries and other companies with which he is affiliated, he will devote less than substantially all of his time to the Fund, although this is not expected to affect adversely the operations or management of the Fund. There is no contract of employment between Mr. Gabelli and the Adviser or any of its subsidiaries and there can be no assurance that a suitable replacement could be found for him in the event of his death, disability or resignation.

Sub-Administrator - First Data Investor Services Group, Inc.

     First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's Sub-Administrator.

         Pursuant to a sub-administration agreement with the Adviser, the Sub-Administrator calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Adviser pays the Sub-Administrator an annual fee, based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser, as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion
- 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%.

Portfolio Transactions

    The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli &
Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. For further information on the Fund's portfolio and brokerage practices, see "Portfolio Transactions and Brokerage" in the Additional Statement.
                                                         PURCHASE OF SHARES

         Purchase of Fund shares may be made through brokerage accounts maintained through Gabelli & Company or through any other firm with whom the Fund enters into an arrangement for the distribution of its shares on substantially identical terms as those agreed upon with Gabelli & Company. Purchases may also be made through any registered broker-dealer with whom Gabelli & Company enters into a selling agreement ("Soliciting Broker-Dealers"). Payment for the shares must be made directly to the firm through which the order was placed or to the Fund's transfer agent. Gabelli & Company may enter into selling or selected broker-dealer agreements with Soliciting Broker-Dealers pursuant to which Gabelli & Company may reallow a portion of the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth below. The reallowance to Soliciting Broker-Dealers may be changed at any time by Gabelli & Company.

Purchases by Mail

         Direct purchases for new accounts may be made by completing an application obtained from Gabelli & Company or a Soliciting Broker-Dealer and mailing the application to BFDS, with a check for the amount of the investment. The mailing address of the Fund is The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts, 02266-8308. Subsequent purchases do not require a completed application and can be made by mailing a check, as indicated above, or by bank wire or personal delivery.

Purchase Price

    The minimum investment is $1,000 for initial purchases. There is no minimum requirement for subsequent purchases, although some brokerage firms may impose their own minimum requirements. Investments through certain retirement plans and the Automatic Investment Plan, however, have lower minimum requirements. See "Retirement Plans" and "Automatic Investment Plan." No maintenance fee will be charged in connection with any Gabelli & Company brokerage account through which an investor purchases or holds shares. The Fund will not issue certificates evidencing Fund shares unless specifically requested by an investor who is a shareholder of record. For those shareholders who hold certificates, additional steps must be taken by them, which need not be taken by shareholders who do not hold certificates, before they can redeem their shares. See "Redemption of Shares." Shares will be sold at the net asset value next determined after a purchase order is received as discussed below, plus the applicable sales charge also described below. The public offering price is subject to a sales charge, which is imposed in accordance with the following schedule:


                                                       Sales Charge           Sales Charge            Reallowance
                                                         as % of the              as % of               to Soliciting
Amount of Investment                                   Offering Price         Amount Invested         Broker-Dealers
--------------------                                   --------------         ---------------         --------------

Less than $100,000...................................       5.50%                  5.82%                  4.50%
$100,000 but under $250,000..........................       4.50%                  4.71%                  3.75%
$250,000 but under $500,000..........................       3.50%                  3.63%                  3.00%
$500,000 but under $1 million........................       2.75%                  2.83%                  2.50%
$1 million or more...................................       2.00%                  2.04%                  1.75%

   ......Purchase  orders  for  shares  received  prior to the close of  regular trading on the NYSE (currently 4:00 p.m., New York time), on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received after the close of trading on the NYSE are priced as of the time the net asset value is next determined. If shares are purchased through a Soliciting Broker-Dealer, the Soliciting Broker-Dealer must receive the order before the close of the NYSE and transmit it to Gabelli & Company by 5:00 p.m., New York time, to receive that day's public offering price. See "Valuation of Shares." Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date") at the appropriate net asset value plus the applicable sales charge. The Fund and Gabelli & Company reserve the right in their sole discretion (1) to suspend the offering of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the
Fund.      Reduced Sales Charges

 .........Reduced  sales  charges are  available to investors who are eligible to combine their purchases of Fund shares to receive volume discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. Investors interested in an explanation of volume discounts should contact their brokerage firm or Gabelli & Company. Reduced sales charges are also available under a combined right of accumulation, under which an investor may combine the value of shares already held in the Fund along with the value of the Fund shares being purchased, to qualify for a reduced sales charge. For example, if an investor owns shares of the Fund that have an aggregate value of $100,000, and makes an additional investment in the Fund of $4,000, the sales charge applicable to the additional investment would be 4.50%, rather than the 5.50% normally charged on a $4,000 purchase.

     .........By  initially investing at least $1,000 in the Fund and submitting a Letter of Intent to Gabelli & Company, a "single purchaser" may make purchases of shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

        ......Shares  of the Fund may be offered  without a sales  charge to (1)
employees of Gabelli & Company, Boston Safe Deposit and Trust Company ("Boston Safe"), State Street, BFDS and the Sub-Administrator and Soliciting
Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have  established  omnibus  accounts with the Fund;
(7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO participating in its asset allocation program; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Gabelli & Company; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under the categories described above should contact their brokerage firm or Gabelli & Company.

        ......When  payment is made to a brokerage firm by an investor  before a
Settlement Date, unless otherwise directed by an investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

     .........Gabelli  & Company  imposes no  restrictions  on the  transfer  of shares held by it for clients in "street name" in either certificate or uncertificated form. Gabelli & Company is an indirect majority-owned subsidiary of the Adviser. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.

Distribution Plan

 .........Pursuant  to a  Distribution  Plan  (the  "Plan")  adopted  by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund will make monthly payments to registered broker-dealers, including Gabelli & Company, who entered into an agreement with the Fund (each, a "Designated Dealer") calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund attributable to outstanding shares of the Fund sold by the Designated Dealer (including additional shares acquired by reinvestment of dividends). Gabelli &
Company,   may  in  turn  enter  into   selling   agreements   with   Soliciting
Broker-Dealers whereby all or a portion of the monthly payments paid to Gabelli & Company, pursuant to the Plan will be paid by Gabelli & Company, to a Soliciting Broker-Dealer for activities intended to result in the distribution of Fund shares as described below.

   ......Payments  under the Plan are not tied  exclusively to the  distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, Additional
Statement and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses.
     .........The  Board of Directors will evaluate the  appropriateness  of the
Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under the Plan.

Automatic Investment Plan

     .........The Fund offers an automatic monthly  investment plan,  details of which can be obtained from Gabelli & Company. There is no minimum initial investment for accounts establishing an automatic investment plan.

                                                        REDEMPTION OF SHARES

        ......Shareholders  may  redeem  their  shares  on  any  date  the  Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received by a brokerage firm or the Fund's transfer agent, in proper form, prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who pays for Fund shares by personal check will be credited with the proceeds of the redemption of those shares only after the purchases check has cleared, which may take up to 15 days. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check. Shareholders of the Fund may exchange their shares of the Fund for shares of certain other funds managed by the Adviser. Upon the exchange, credit will be given for the sales load previously paid in connection with the purchase of Fund shares. Please contact Gabelli & Company for additional information.

     .........A  Fund  account  (other  than  an  IRA)  that  is  reduced  by  a shareholder to a value of $1,000 or less is subject to redemption by the Fund, but only after the shareholder has been given at least 30 days in which to increase the account balance to $1,000 or more.

Redemption through Broker-Dealers

     .........Redemption  requests  may be made  through a  brokerage  firm with which the shareholder maintains a brokerage account. A shareholder desiring to redeem Fund shares represented by certificates must also present the certificates to a brokerage firm endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by the Fund's transfer agent in proper form.

 .........Redemption  requests  made  through  Gabelli & Company  with respect to uncertificated shares must be in writing addressed to the Fund's transfer agent at the address and in accordance with the signature guarantee procedures specified below under "Redemption by Mail" in order to be deemed in proper form or, if a brokerage account is maintained by a shareholder with Gabelli & Company, in writing, by telephone or in person. Redemption requests made through brokerage firms other than Gabelli & Company need to be made in accordance with that brokerage firm's redemption procedures.

Redemption by Mail

     .........Shares  held  directly  at the  transfer  agent in the name of the shareholder may be redeemed by submitting a signature guaranteed written request for redemption to: The Gabelli Funds, Post Office Box 8308, Boston, Massachusetts 02266-8308.

 .........A  written  redemption  request to the Fund's  transfer  agent must (1)
state the number of shares or dollar amount to be redeemed, (2) identify the shareholder's account number and (3) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form the certificate must be endorsed for transfer or accompanied by an endorsed stock power and must be submitted to the Fund's transfer agent together with the redemption request. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures. The Fund's transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the Fund's transfer agent receives all required documents in proper form.

Redemption by Telephone

        ......The Fund accepts telephone  requests from any investor in a direct registered account for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a bank predesignated either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee. The Fund will not impose a wire service fee. A shareholder's agent or the predesignated bank, however, may impose its own service fee on wire transfers.

     .........Requests  for telephone  redemption must be received  between 9:00
a.m. and 4:00 p.m. New York time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be processed the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available or redeemed for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs.

     .........The  proceeds  of a  telephone  redemption  may be  directed to an account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously paid to Gabelli & Company.

     .........The  Fund and its transfer  agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fails to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

Automatic Cash Withdrawal Plan

     .........The  Fund  offers   shareholders  whose  accounts  are  registered
directly with the transfer agent, an automatic cash withdrawal plan, under which shareholders who own shares of the Fund with a value of at least $10,000 may elect to receive periodic cash payments monthly, quarterly or annually. Automatic cash withdrawals deplete the investor's principal and are treated as redemptions which may be taxable transactions. Investors contemplating participation in this automatic cash withdrawal plan should consult their tax advisers. For further information regarding the automatic cash withdrawal plan, shareholders should contact Gabelli & Company.

                                                        VALUATION OF SHARES

   ......The  Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or
Sunday,  respectively.           ......The  Fund's net asset  value per share is
determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost. Further information regarding the Fund's valuation policies is contained in the Additional Statement under "Net Asset Value."
                                                          RETIREMENT PLANS

     .........The Fund has available a form of IRA for investment in Fund shares that may be obtained from Gabelli & Company. Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.

   ......Under  the Code,  individuals  may make wholly or partly tax deductible
IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

     .........Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone their brokerage firm or Gabelli & Company.

                                 DIVIDENDS, DISTRIBUTIONS AND TAXES

   ......Dividends  and distributions will be automatically  reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Cash distributions to brokerage firm clients are created to a shareholder's brokerage account or mailed to the investor, at the investor's election, at the same time dividend reinvestments are made; cash distributions to clients of Gabelli & Company will be mailed at that time. Dividends from net investment income and distributions of net realized capital gains earned by the Fund, if any, will be paid annually. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid the application of this tax, and if in the best interest of shareholders, the Fund's Board of Directors will, to the extent permitted by the SEC, declare and pay an additional distribution for the Fund's net investment income and net realized capital gains. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

 ......The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under Subchapter M or the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain tests, including distributing at least 90% of its investment company taxable income, as that term is defined in the Code, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months (the "90% requirement" and the "30% requirement"). The loss of such status would result in the Fund being subject to the regular federal corporate income tax on its taxable income and gains.

 ......Dividends  from net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. The Fund's dividends, to the extent derived from dividends attributable to certain types of stock, will qualify for the dividends received deduction for corporations. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Distributions out of long-term capital gains, of which shareholders will be notified, are taxable to the recipient as long-term capital gains. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the federal, state, local and foreign tax consequences of such an investment. For further information, see "Dividends, Distributions and Taxes" in the Additional Statement.
                           CALCULATION OF INVESTMENT PERFORMANCE

Total Return

 .........From  time to time,  the Fund may advertise  its "average  annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 5.5% sales load and may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (that is, change in value of initial investment, income dividends, and capital gains distributions).

   ......In  reports or other  communications  to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. The Additional Statement, under "Calculation of Investment Performance," further describes the method used to determine the Fund's performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli & Company.

                                                        GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

     .........As a Maryland corporation,  the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Shares of the Fund have equal rights with respect to voting, dividends and distributions upon liquidation. The Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion of preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the term of the offering, will be fully paid and non-assessable.

     .........The  Fund sends  quarterly,  semi-annual and annual reports to all its shareholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually.

Custodian, Transfer Agent and Dividend Disbursing Agent

   ......Boston Safe, a wholly-owned  subsidiary of Mellon Bank Corporation,  is located at One Boston Place, Boston, Massachusetts 02108, and acts as custodian of the Fund's cash and securities generally. State Street acts as the Fund's transfer agent and dividend disbursing agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street, will perform shareholder servicing for the Fund on behalf of State Street and is located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171. Information for Shareholders

     .........All  shareholder  inquiries  regarding  administrative  procedures including the purchase and redemption of shares should be directed to your brokerage firm or to Gabelli & Company, One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-422-3554 or 1-800-872-5365.

     .........Upon  request,  Gabelli & Company will provide,  without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

   ......This Prospectus omits certain information contained in the Registration
Statement filed with the SEC. Copies of the Registration Statement including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or Gabelli & Company.

                                                    THE GABELLI VALUE FUND INC.

                                                               PART B




                                                    THE GABELLI VALUE FUND INC.

                                                        One Corporate Center
                                                      Rye, New York 10580-1434
                                      Telephone: 1-800-GABELLI (1-800-422-3554)
                                                       http://www.gabelli.com

                                          Statement of Additional Information
                                                         May 1,    1997



         This Statement of Additional Information   ("Additional Statement")
is not a prospectus and is only authorized for distribution when preceded or accompanied by The Gabelli Value Fund Inc.'s (the "Fund") prospectus, as amended or supplemented from time to time, dated May 1, 1997 (the "Prospectus").
This     Additional   Statement       contains   additional  and  more  detailed
information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by calling the Fund at 1-800-GABELLI (800 422-3554), by writing the Fund at the address set forth above or by contacting the broker through whom you purchased shares or Gabelli & Company, Inc. Also, this Additional
Statement is available, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov).


                TABLE OF CONTENTS                                          Page

Investment Policies..........................................................
Other Investments............................................................
Special Investment Methods...................................................
Investment Restrictions......................................................
Directors and Officers.......................................................
The Adviser..................................................................
Sub-Administrator............................................................
Distributor..................................................................
Distribution Plan............................................................
Portfolio Transactions and Brokerage.........................................
Redemption of Shares.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Calculation of Investment Performance........................................
Counsel......................................................................
Experts......................................................................
Custodian, Transfer Agent and Dividend Disbursing Agent......................
General Information..........................................................
Financial Statements........................................................
Appendix A: Description of Corporate Bond Ratings...........................






                                                        INVESTMENT POLICIES

     The Fund seeks to achieve its objective by investing  primarily in a portfolio of common stocks, preferred stocks and other securities convertible into, or exchangeable for, common stocks. In pursuing the Fund's investment objective, the Fund's investment adviser, Gabelli Funds, Inc. (the "Adviser"), invests primarily in companies that the Adviser believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant appreciation. In identifying such companies, the Adviser seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Adviser believes informed industrialists would be willing to pay to acquire companies with similar characteristics. If investor attention is focused on the underlying asset values of these companies through an emerging or anticipated development or other catalyst, an opportunity to realize this private market value may exist. The Fund may also invest in obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, preferred stocks, convertible securities, foreign securities, corporate reorganizations and/or short-term money market instruments when deemed appropriate by the Adviser. There is no assurance that the Fund will achieve its investment objective.

     .........The list of restrictions on the Fund's investment  activities that cannot be changed without shareholder approval is set forth below under "Investment Restrictions."

                                                         OTHER INVESTMENTS

Corporate Reorganizations

 .........The  Fund may invest up to 50% of its total  assets in  securities  for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

 .........In  general,  securities  that  are the  subject  of such an  offer  or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

 .........Although  the Fund limits to 30% of its total assets its investments in corporate  reorganization  securities  that it expects to hold for less than six
months,  such transactions may tend to increase the    Fund's portfolio turnover
ratio      thereby  increasing its brokerage and other  transaction  expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" specified by the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes." The Adviser intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments. The Adviser will closely monitor the effect of such investments on the tax qualification tests of the Code.

Convertible Securities

     .........A  convertible  security  entitles  the  holder  to  exchange  the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

     .........A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

 .........To the degree that the price of a convertible  security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less
by its  investment  value.  The price of a  convertible  security   that  is
supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along
with  any   decline  in  the  price  of  the  common   stock   except  that  the
   convertible      security  will  receive  additional  support  as  its  price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield
than  nonconvertible   senior  securities  with  comparable  investment  values.
Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

     .........Many  convertible  securities  in which the Fund will  invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

Investments in Warrants and Rights

     .........Warrants  basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in Foreign Securities

     .........The  Fund may invest up to 25% of the value of its total assets in foreign  securities  (not  including  American  Depositary  Receipts  ("ADRs")).
Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Other Investment Companies

     .........The  Fund  reserves  the  right to  invest  up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund or Gabelli & Company, Inc. ("Gabelli & Company"). No more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not own more than 3% of the securities of any investment company. Money market mutual funds are investment companies that are regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). As open-end management companies like the Fund, money market mutual funds make continuous offerings of redeemable shares to the public and stand ready to sell and redeem these shares daily. Generally speaking, these mutual funds offer investors the opportunity to invest in a professionally managed diversified portfolio of short-term debt obligations, including U.S. Treasury bills and notes and other U.S. Government securities, certificates of deposits, bankers' acceptances, repurchase agreements and commercial paper. Many of the costs, including the investment advisory fee, attendant with the operation of money market mutual funds and other management investment companies are borne by shareholders; assuming the Fund was a shareholder in a money market mutual fund (or other management investment company) it, like other shareholders, would bear its proportionate share of these costs. These costs will be borne indirectly by shareholders of the Fund resulting in the payment by shareholders of duplicative fees, including investment advisory fees.

Investments in Small, Unseasoned Companies

 .........The  securities  of  small,  unseasoned  companies  may have a  limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained.

                                  SPECIAL INVESTMENT METHODS

Repurchase Agreements

     .........The  Fund may engage in repurchase  agreements as set forth in the
Prospectus. A repurchase agreement is an instrument under which the purchaser (that is, the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during this period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of the underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligation of the other party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S.
Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

Convertible and Nonconvertible Corporate Obligations

     .........Corporate   obligations   include   securities   such  as   bonds,
debentures, notes or other similar securities issued by corporations. These obligations can be further subdivided into convertible and nonconvertible securities. Unlike a nonconvertible corporate obligation, a convertible corporate obligation may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula.

 .........The  Fund believes that  investing in  convertible  and  nonconvertible corporate  obligations  is consistent  with the Fund's  investment  objective of
seeking  securities of companies    in the public market  that    ,  can provide
significant long-term capital appreciation. For example, an issuer's ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible securities, the market's recognition of a company's real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company's common stock. In the case of any corporate obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

     .........The  Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

     .........Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's Investors Service , Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody's or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody's and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

 .........Low-rated  and comparable  unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

 .........While  the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

     .........Fixed-income   securities,   including  low-rated  securities  and
comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

     .........The market for certain low-rated and comparable unrated securities has experienced a major economic recession. The recession has adversely affected the value of such securities. Such economic downturn also may affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Short Sales Against the Box

 .........The  Fund may sell  securities  "short  against the box." While a short sale is the sale of a security that the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

 .........To  secure its  obligations to deliver the securities  sold short,  the
Fund will deposit in escrow in a separate account with the Fund's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Options

 .........The  Fund may,  from time to time,  purchase  or sell (that is,  write)
listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

 .........A  call option is  "covered" if the Fund owns the  underlying  security covered by the call or has an  absolute  and  immediate  right to  acquire  that
security  without   additional  cash   consideration  (or  for  additional  cash
consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or
other     liquid  portfolio  securities      with a value equal to the  exercise
price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     .........If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

 .........The Fund will realize a profit from a closing  transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

 .........An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     .........In  addition to options on securities,  the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     .........Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

 .........Price  movements in the Fund's  portfolio may not  correlate  precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

     .........The  Fund has  qualified  and  intends to continue to qualify as a
"Regulated Investment Company" under the Code. One requirement for such qualification is that the Fund must derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Therefore, the Fund may be limited in its ability to engage in options transactions.

     .........Although  the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Lending of Portfolio Securities

 .........Consistent with applicable regulatory  requirements,  the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that the loans are callable at any time by the Fund (subject to the notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of the loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if the loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 33% of the value of its total assets.

     .........A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

 .........When  voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments

     .........The  commitment  for the  purchase  of a "when,  as and if  issued security" will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The Fund will also establish at that time a segregated account with Boston Safe in which it will maintain cash or liquid portfolio securities at least equal in value to the amount of its commitments. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

Futures Contracts and Options on Futures

     .........The  Fund  has  authorized  the  Adviser  to  enter  into  futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may at some future date authorize the Adviser to enter into options on futures contracts, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     .........A  "sale" of a futures  contract (or a "short"  futures  position)
means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     .........No  consideration  will be paid or  received  by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

 .........An  option on a futures  contract  gives the  purchaser  the right,  in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

 .........As  noted  above,  the  Fund  may  authorize  the  Adviser  to use such instruments depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter
into  futures  contracts  or  options  on  futures  contracts  if,   immediately
thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

                                                      INVESTMENT RESTRICTIONS

     .........The Fund has adopted the following investment restrictions for the protection of shareholders that may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under these restrictions, the Fund may not:

     1. Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

     2. Purchase securities on margin, but it may obtain short-term credits from banks as may be necessary for the clearance of purchase and sales of portfolio securities;

     3. Make loans of its assets except for: (a) purchasing debt securities, (b) engaging in repurchase agreements as set forth in the Prospectus, and (c)
lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

     4. Borrow money except subject to the restrictions set forth in the Prospectus;

     5. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

     6. Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers or Gabelli & Company, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

     7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

     8. Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days and all other illiquid securities;

     9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

     10. Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

     11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

     12. Sell securities short, except transactions involving selling securities short "against the box;"

     13. Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

     14. Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

         If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above.




                                                       DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages, and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.


           Name, Address, Age and        Principal Occupations During Last Five
           Position(s) with Fund         Years; Affiliations with the Adviser

Mario J. Gabelli, CFA,*    54                    Chairman  of  the  Board,   Chief  Executive   Officer  and  Chief
Chairman, President and                       Investment  Officer of Gabelli  Funds,  Inc. and of GAMCO  Investors,
Chief Investment Officer                      Inc.;  Chairman of the Board,  President and Chief Investment Officer
                                              of Gabelli  Capital Series Fund,  Inc., The Gabelli Equity Trust Inc.
                                              and The Gabelli Global  Multimedia  Trust Inc.;  President,  Director
                                              and Chief  Investment  Officer of Gabelli Global Series Funds,  Inc.,
                                              Gabelli Investor Funds,  Inc.,  Gabelli Equity Series Funds, Inc. and
                                              The  Gabelli  Convertible  Securities  Fund,  Inc.;  Trustee  of  The
                                              Gabelli  Asset  Fund  and The  Gabelli  Growth  Fund;  President  and
                                              Trustee of The Gabelli Money Market  Funds;  Director of Gabelli Gold
                                              Fund,  Inc.,  Gabelli   International   Growth  Fund,  Inc.  and  The
                                              Treasurer's  Fund, Inc.; and Chairman and Chief Executive  Officer of
                                              Lynch Corporation.

Bill Callaghan,    53                         President of Bill  Callaghan  Associates  Ltd.,  an executive  search
Director                                      company.  Director of The Gabelli  Equity  Trust Inc. and The Gabelli
                                              Global Multimedia Trust Inc.

Felix J. Christiana,     71                         Formerly  Senior Vice  President of Dry Dock Savings Bank in White
Director                                      Plains,  New York.  Director of Gabelli  Global Series  Funds,  Inc.,
                                              The Gabelli Equity Trust Inc., The Gabelli  Global  Multimedia  Trust
                                              Inc., The Gabelli  Convertible  Securities Fund, Inc., Gabelli Equity
                                              Series Funds,  Inc. and The Treasurer's Fund, Inc. and Trustee of The
                                              Gabelli Asset Fund and The Gabelli Growth Fund.

Anthony J. Colavita,    61                       President  and  Attorney  at Law in the  law  firm of  Anthony  J.
Director                                      Colavita,  P.C.;  Director  of Gabelli  Equity  Series  Funds,  Inc.,
                                              Gabelli     Global     Convertible Securities  Fund,  Inc.,   Gabelli
                                              Investor Funds,  Inc., The Gabelli Convertible Securities Fund, Inc.,
                                              Gabelli Gold Fund,  Inc.,  Gabelli Capital Series Funds, Inc. and The
                                              Treasurer's    Fund,   Inc.;   and Trustee of The Gabelli Asset Fund,
                                              The  Gabelli   Growth  Fund,   The Gabelli Money Market Funds and The
                                              Westwood Funds.



Robert J. Morrissey,    56                    Partner in the law firm of Morrissey  Hawkins;  Former partner in the
Director                                      law firm of  Withington  Cross  Park & Groden.  Director  of  Gabelli
                                              Equity Series Funds, Inc.

Karl Otto Pohl, *+    67                         Managing  Partner of Sal Oppenheim Jr. & Cie. (private  investment
Director                                      bank);  Board  Member of IBM World  Trade  Europe/Middle  East/Africa
                                              Corp.;   Bertlesman   AG;   Zurich  Versicherungs    -    Gesellschaft
                                              (insurance);   the   International  Advisory Board of General Electric
                                              Company;     the     International  Advisory Board of JP Morgan & Co.;
                                              Supervisory  Board Member of Royal Dutch  ROBECo/o  Group  (petroleum
                                              company);   Advisory  Director  of Unilever N.V.    and   Unilever
                                              Deutschland;  Director  or Trustee of all Funds  advised  by  Gabelli
                                              Funds,  Inc.;  and Director of The Treasurer's Fund, Inc.

Anthony R. Pustorino, CPA,    71                 Certified  Public  Accountant.   Professor  of  Accounting,   Pace
Director                                      University;  Director of The Gabelli  Equity Trust Inc.,  The Gabelli
                                              Global  Multimedia  Trust Inc.,  The Gabelli  Convertible  Securities
                                              Fund,  Inc.,  Gabelli  Equity Series  Funds,  Inc.,  Gabelli  Capital
                                              Series Funds,  Inc. and The  Treasurer's  Fund,  Inc.; and Trustee of
                                              The Gabelli Asset Fund and The Gabelli Growth Fund

Bruce N. Alpert,    45                           Vice  President,  Treasurer  and Chief  Operating  Officer  of the
Chief Operating Officer,                      Investment  Advisory  Division of the  Adviser,  Vice  President  and
Vice President and Treasurer                  Treasurer of The Gabelli Equity Trust Inc.,  The Gabelli  Convertible
                                              Securities  Fund,  Inc.,   Gabelli Equity Series Funds, Inc., Gabelli
                                              Investor  Funds,   Inc.,   Gabelli Global Series Funds, Inc., Gabelli
                                              Capital   Series   Funds,    Inc., Gabelli International Growth Fund,
                                              Inc.,  The  Gabelli  Money  Market Funds  and  The   Gabelli   Global
                                              Multimedia  Trust Inc.;  President and Treasurer of The Gabelli Asset
                                              Fund and The Gabelli  Growth Fund; Manager of Teton Advisers LLC; and
                                              Vice  President  of  The  Westwood Funds.

James E. McKee,    33                            Vice President and General Counsel of GAMCO Investors,  Inc. since
Secretary                                     1993 and of Gabelli Funds,  Inc. since August 1995;  Secretary of all
                                              Funds  advised by  Gabelli  Funds, Inc. and Teton  Advisers LLC since
                                              August 1995; Branch Chief with the SEC in New York (1992-1993); Staff attorney  with the SEC in New York(1989-1992)

---------------------
+ Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested person, the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

         Remuneration.  No  director,  officer or employee of Gabelli & Company,
        or the Adviser or of any affiliate of Gabelli & Company,          or the
Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of their affiliates, $10,000 per annum plus $1,000 per meeting attended and reimburses each Director for related travel and out-of-pocket expenses. The Fund also pays each Director serving as Chairman of the Audit, Investment, Proxy or Nominating Committees $2,500 per annum. For
the year ended December 31,    1996    , such fees totaled    $90,613    .

     Mr. Morrissey (Chairman) and Mr. Callaghan are members of the Fund's Investment Committee. The Investment Committee reviews investment related matters as needed.

         Each Director serves as a director or trustee of certain other mutual funds for which Gabelli Funds, Inc. serves as Adviser and Gabelli & Company serves as Distributor. As of April 1, 1997 , as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.

         The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31,
   1996    .
                                                         Compensation Table

                                                                                        Total Compensation
                                                                                       from the Fund and
                                          Aggregate Compensation from the                 Fund Complex
      Name of Person and Position                       Fund                           paid to Directors*

Mario J. Gabelli                                         $0                                $0
Chairman of the Board

Bill Callaghan                                       $14,000                          $34,500        (3)
Director

Felix J. Christiana                                  $14,000                          $74,000        (9)
Director

Anthony J. Colavita                                  $16,500                          $70,000       (12)
Director

Robert J. Morrissey                                  $15,500                          $24,500        (3)
Director

Karl Otto Pohl                                       $13,000                          $77,760       (14)
Director

Anthony R. Pustorino                                 $19,000                          $84,500        (9)
Director

-----------------------------------
* Represents the total compensation paid to such persons during the fiscal year ending December 31, 1996 by investment companies (including the Fund) from which such person receives compensation that are part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

                                                            THE ADVISER

         The Adviser is a New York corporation organized in 1980 with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Investment Advisory Division of the Adviser also serves as investment adviser to: The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund Inc. and The Gabelli Global Multimedia Trust Inc., which are closed-end investment companies; and The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli ABC Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato(R) Fund, The Gabelli Global Convertible Securities Fund, Gabelli Gold Fund, Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, which are open-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 1994 (the "Advisory Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 26, 1997 . Pursuant to the Advisory Agreement, the Fund employs the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund's business affairs and to provide, or arrange for others whom it believes
to be competent to provide certain  services.  The Adviser     generally  is
responsible for the investment and management of the Fund's assets, subject to and in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and herein. In discharging its responsibility, the Adviser determines and monitors the investments of the Fund. In addition, the Adviser has full authority to implement its determinations by selecting and placing individual transactions on behalf of the Fund.

         Under the Advisory Agreement, the Adviser also provides or arranges for the following services: (i) maintains the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemption; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and Prospectus (including its Additional Statement ); (vii) supervising the calculation of the net asset value of the Fund's Shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

         The Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Advisory
Agreement that the word "Gabelli" in its name is derived from the name of the Adviser that in turn is derived from the name of Mario J. Gabelli; that the name is the property of the Adviser for copyright and other purposes; and that, therefore, the name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

         The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by vote of a majority of its Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Board of Directors or by majority vote of its outstanding voting shares and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting called specially for the purpose of voting on the continuance of the Advisory Agreement.

         As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the Fund paid investment advisory fees to the Adviser amounting to $4,613,924, $4,750,908 and
$4,983,647    , respectively.

                                                         SUB-ADMINISTRATOR

         First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

         For the services it provides, the Advisor pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion
- 0.03%; over $3 billion - 0.02%.


                                                            DISTRIBUTOR

         The Fund has entered into a distribution agreement with Gabelli & Company and may enter into substantially identical arrangements with other firms. Gabelli & Company is a New York corporation which is a subsidiary of the Adviser and has its principal offices at One Corporate Center, Rye, New York 10580). Gabelli & Company solicits offers for the purchase of shares of the Fund on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund (see "Distribution Plan" and "Management of the Fund" in the Prospectus) are paid by Gabelli & Company. Gabelli & Company may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which Gabelli & Company may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Purchase of Shares."

            For the fiscal years ended December 31, 1994, December 31, 1995, and December 31, 1996, commissions (sales charges) on sales of the Fund's shares
received by        Gabelli & Company    were $200,857,  $336,808,  and $227,803,
respectively    .

                                                         DISTRIBUTION PLAN

         The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Directors"). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Designated Dealers thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, Designated Dealers will provide the Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 1996 ,
the Fund made aggregate distribution payments of approximately    $1,245,912
to Designated Dealers pursuant to the Plan. Such payments included payments of approximately $__________ for support services, $___________ to sales personnel of Designated Dealers, $___________ for advertising expenses and $____________ for printing and mailing expenses and also payments of $_________ to selected dealers. For a more complete description of the Plan, see "Distribution Plan" in the Prospectus.

                           PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable at reasonable expense ("best execution"). Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

         The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as advisers to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

        The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that is an affiliate of the Adviser:

                                                                              Fiscal Year Ended
                                                                                December 31,      Commissions Paid

Total Brokerage Commissions                                                         1994                $622,746
                                                                                    1995                $554,829
                                                                                    1996                $446,848

Commissions paid to Gabelli & Company                                               1994                 $25,912
                                                                                    1995                $118,214
                                                                                    1996                $110,275

Commissions paid to Keeley Investment Corp.                                         1994                  $9,415
                                                                                    1995                  $5,800
                                                                                    1996                  $5,110

% of Total Brokerage Commissions paid to Gabelli & Company                          1996                   24.7%

% of Total Brokerage Commissions paid to Keeley Investment Corp.                    1996                    1.1%

% of Total Transactions involving Commissions paid to                               1996                   24.8%
Gabelli & Company

% of Total Transactions involving Commissions paid to                               1996                    1.0%
Keeley Investment Corp.


     .........The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining best execution. The Adviser may also give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended . In doing so, the Fund may also pay higher commission rates than the lowest available to obtain brokerage and research services provided by the broker effecting the transaction for the Fund and for other advisory accounts over which the Adviser or its affiliates exercise investment discretion. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Since it is not feasible to do so, the Adviser does not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determination.

 .........Investment  research  obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

     .........Neither  the Fund nor the  Adviser  has any  agreement  or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $446,848 on portfolio transactions in the principal amounts of $302,528,151 during 1996 . The average commission on these transactions was $0.0498 per share.

 .........The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company or an affiliate of the Adviser, when it appears that Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" that provide that the commissions paid to Gabelli & Company or affiliated brokers on stock exchange transactions must be consistent with those charged by such firms in similar transactions to unaffiliated clients that are comparable to the Fund. Rule 17e-1 under the 1940 Act and the Procedures contain requirements that the Board, including those directors who are not "interested persons" of the Fund, conduct periodic compliance reviews of such brokerage allocations and the Procedures to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

 .........To  obtain the best execution of portfolio trades on the New York Stock
Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the
Designated Order  Turnaround         System of the NYSE. These  transactions are
then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for these services and reports at least quarterly to the Board of Directors the amount of the expenses and commissions for its brokerage services, which is subject to review and approval of the Board of Directors including those directors who are not "interested persons" of the Fund. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Board of Directors has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.

     .........   The  Fund's portfolio  turnover rate for the fiscal years ended
December 31, 1995 and December 31, 1996 were 64.6% and 37.15%, respectively.

                                                        REDEMPTION OF SHARES

 .........Payment  of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described below under "Net Asset Value"), partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.

 .........Cancellation  of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for the loss, and the Fund, to the extent permissible by law, may reimburse itself or Gabelli & Company for the loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of the shareholder are not sufficient to cover such loss, Gabelli & Company will promptly reimburse the Fund for the amount of such unrecovered loss.

                                                          NET ASSET VALUE

     .........For  purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular
trading  session of the  NYSE     on the  business  day as of which     such
value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on
   such     day. If no        asked prices are quoted on
        such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value, although the actual calculation may be done by others. Options are priced at 4:15 p.m. and are generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

 .........Readily  marketable  securities traded in the over-the-counter  market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the
National  Quotation Bureau or    such     other comparable  sources as the Board
of  Directors  deems  appropriate  to reflect  their fair value.     If no asked
prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

     .........Portfolio  securities traded on more than one national  securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

 .........   United  States     Government obligations and other debt instruments
having     60     days or less remaining  until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the
highest bid price obtained     from     a dealer maintaining an active market in
that security or on the basis of prices obtained from a pricing service approved
as  reliable  by the Board of     Directors    .  All other  investment  assets,
including  restricted  and  not  readily  marketable   securities,   are  valued
       under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

 .........

                                         DIVIDENDS, DISTRIBUTIONS AND TAXES
General

     .........Dividends  and distributions will be automatically  reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.

 .........Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, or upon election during the calendar year and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

     .........Gains  or losses on the  sales of  securities  by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

 .........The  Fund has  qualified  and  intends  to  continue  to  qualify  as a
"Regulated Investment Company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term and long-term capital gains, if any, realized during any taxable year in which it distributes such income and capital gains to its shareholders. Although the Fund is non-diversified for purposes of the 1940 Act,
the  Fund  nevertheless  is  subject  to   diversification   requirements  under
Subchapter M. In general, the Code requires the Fund to diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies).

 .........If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

 .........The  Fund's  transactions  in futures  contracts  and  options  will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Fund anticipates that its futures contracts and options activities will not cause it to violate the 30% requirement described in the Prospectus. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Distributions

     .........Distributions of investment company taxable income (which includes interest and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction generally available for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Sales of Shares

     .........Upon a sale or exchange of his or her shares,  a shareholder  will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.




Backup Withholding

     .........The  Fund may be required to  withhold  federal  income tax at the rate of 31% with respect to (1) taxable dividends and distributions and (2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's federal income tax liability.

Foreign Withholding Taxes

     .........Income  received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

     .........Shareholders  are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state, local or foreign taxes.

                                       CALCULATION OF INVESTMENT PERFORMANCE

     .........From  time  to  time,  the  Fund  may  quote  its  performance  in advertisements or in reports and other communications to shareholders.

Average Annual Total Return

     .........The  Fund's "average annual total return" figures, as described in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                    P(1+T)n    =    ERV

         Where:     P          =    a hypothetical initial payment of $1,000.
                    T          =    average annual total return.
                    n          =    number of years.
                    ERV             = Ending  Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

         The following average annual total return figures calculated in accordance with the above formula assume that the maximum 5.5% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase.

        2.7%  for the one year  fiscal  period  from  January  1,  1996  through
December 31, 1996    ;

        14.6% for the five year period from January 1, 1991 through December 31, 1996

        11.5% for the period from the Fund's inception on September 29, 1989 through December 31, 1996

Aggregate Total Return

         The Fund's aggregate total return figures, as described in the Prospectus, represent the cumulative change in the value an investment in the Fund for the specified period and are computed according to the following formula:

                             AGGREGATE TOTAL RETURN           =    ERV-P
                                                                     P

         Where:         P    =      a hypothetical initial payment of $10,000.
                      ERV           = Ending  Redeemable Value of a hypothetical
                                    $10,000  investment made at the beginning of
                                    a 1-, 5-, or 10-year  period (or  fractional
                                    portion  thereof)  at the end of the 1-, 5-,
                                    or  10-year  period (or  fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

         The Fund's aggregate total return was as follows for the periods indicated:

        8.7% for the one year fiscal period from January 1, 1996 through December 31, 1996;

        92.6% for the five year period from January 1, 1992 through December 31, 1996

        132.6% for the period from the Fund's inception on September 29, 1989 through December 31, 1996.

         These aggregate total return figures do not assume that the maximum 5.5% sales load has been deducted from the investment at the time of purchase. If the maximum sales charge had been deducted at the time of purchase, the Fund's aggregate total returns for the same periods would have been 2.7%,
81.9% and 121.9%,     respectively.

         The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                                                              COUNSEL

         Willkie Farr & Gallagher, 153 E. 53rd Street, New York, New York 10022, serves as legal counsel for the Fund.

                                                              EXPERTS

         The financial statements included in this     Additional  Statement
have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                 CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Safe, an indirect wholly owned subsidiary of Mellon Bank Corporation., is located at One Boston Place, Boston, Massachusetts 02108, and acts as custodian of the Fund's cash and securities. BFDS, an affiliate of State Street Bank and Trust Company ("State Street"), is located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171 and acts as the Fund's transfer agent and dividend disbursing agent. Neither Boston Safe, BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

                                                        GENERAL INFORMATION

         The Fund's Articles of Incorporation provides that to the fullest extent that limitations on the liability of Directors and officers are permitted by the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no Director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty involved in the conduct of his office.

         The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would have equal rights with respect to voting, dividends and distributions upon liquidation, but would vote separately to approve management agreements or changes in investment policies. Shares of all series would vote together in the election or selection of Directors, principal underwriters and accountants. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

         Shareholders are entitled to one vote for each full share held and proportionate, fractional votes for fractional shares held and may vote in the election of Directors and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. Shareholders have no preemptive or conversion rights.

         The Adviser's investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

                                                        FINANCIAL STATEMENTS

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
================================================================================
                                                            MARKET
   SHARES                                   COST            VALUE
------------                            ------------     ------------
              COMMON STOCKS--99.0%

              BROADCASTING--17.1%
      86,000  Ackerley Communications,
               Inc..................... $  1,189,500     $  1,010,500
     511,837  Chris-Craft Industries,
               Inc.....................   13,819,204       21,433,174
      80,000  Gray Communications
               Systems, Inc., Class
               B.......................    1,545,744        1,360,000
     775,000  Grupo Televisa S.A.,
               GDR +...................   17,146,149       19,859,375
     110,000  Liberty Corporation......    2,631,819        4,317,500
      60,000  LIN Television
               Corporation +...........    1,745,322        2,535,000
     100,000  New World Communications
               Group Incorporated,
               Class A +...............    2,207,645        2,525,000
     200,000  Paxson Communications
               Corporation, Class
               A +.....................    1,609,935        1,575,000
     136,800  United Television,
               Inc.....................   12,000,973       11,781,900
     620,000  Westinghouse Electric
               Corp....................    9,452,290       12,322,500
                                        ------------     ------------
                                          63,348,581       78,719,949
                                        ------------     ------------

              PUBLISHING--16.9%
     240,000  Golden Books Family
               Entertainment, Inc. +...    3,727,751        2,670,000
      65,000  McGraw-Hill Companies,
               Inc.....................    2,247,736        2,998,125
   2,170,000  Media General, Inc.,
               Class A.................   47,907,175       65,642,500
     120,000  Meredith Corporation.....    4,711,358        6,330,000
      20,000  News Corporation Limited,
               Sponsored ADR Preference
               Shares..................      331,000          352,500
                                        ------------     ------------
                                          58,925,020       77,993,125
                                        ------------     ------------

              CONSUMER PRODUCTS--9.7%
     150,000  American Brands, Inc.....    6,189,153        7,443,750
     330,000  Carter-Wallace, Inc......    4,541,331        5,156,250
      77,500  Culbro Corporation +.....    2,160,039        5,027,813
     175,000  General Electric
               Company.................    8,855,331       17,303,125
      87,000  Ralston Purina Group.....    3,949,192        6,383,625
     105,000  Syratech Corporation +...    1,881,863        3,307,500
                                        ------------     ------------
                                          27,576,909       44,622,063
                                        ------------     ------------

              CABLE--8.4%
     206,500  Cablevision Systems
               Corporation, Class
               A +.....................    9,136,711        6,324,062
      80,000  General Instrument
               Corporation +...........    2,140,385        1,730,000
     400,000  International Family
               Entertainment, Inc.,
               Class B +...............    6,274,475        6,200,000
     955,000  Tele-Communications,
               Inc., Class A +.........    9,476,528       12,474,688
     424,000  Tele-Communications,
               Inc./Liberty Media
               Group, Class A +........    8,410,527       12,110,500
                                        ------------     ------------
                                          35,438,626       38,839,250
                                        ------------     ------------

              ENTERTAINMENT--6.5%
      29,000  GC Companies, Inc. +..... $  1,046,951     $  1,004,125
     550,000  Time Warner Inc..........   19,482,981       20,625,000
     235,000  Viacom Inc., Class A +...    5,716,210        8,107,500
                                        ------------     ------------
                                          26,246,142       29,736,625
                                        ------------     ------------

              FOOD AND BEVERAGE--6.3%
     200,000  PepsiCo, Inc.............    6,309,950        5,850,000
     330,000  Quaker Oats Company......   11,335,758       12,581,250
      40,000  Seagram Company Ltd......    1,090,750        1,550,000
     330,000  Whitman Corporation......    2,667,417        7,548,750
      30,000  Wrigley (Wm.) Jr.
               Company.................    1,517,512        1,687,500
                                        ------------     ------------
                                          22,921,387       29,217,500
                                        ------------     ------------

              EQUIPMENT AND SUPPLIES--5.7%
      65,700  AMP Incorporated.........    2,551,375        2,521,237
      50,000  Ampco-Pittsburgh
               Corporation.............      250,017          600,000
      19,000  Brad Ragan, Inc.+........      459,325          584,250
      42,000  Deere & Company..........      734,850        1,706,250
     140,000  Gerber Scientific,
               Inc.....................    1,080,076        2,082,500
       9,500  IDEX Corporation.........      287,850          378,812
      70,000  Ingersoll-Rand Company...    2,609,908        3,115,000
     110,000  Navistar International
               Corporation +...........    1,814,337        1,003,750
     185,000  Pittway Corporation,
               Class A.................    1,191,397        9,897,500
      64,000  Sequa Corporation, Class
               A +.....................    2,095,534        2,512,000
       5,000  Sequa Corporation, Class
               B +.....................      189,250          250,000
      50,000  TRINOVA Corporation......    1,460,160        1,818,750
                                        ------------     ------------
                                          14,724,079       26,470,049
                                        ------------     ------------

              WIRELESS COMMUNICATIONS--5.4%
     100,000  AirTouch Communications
               Inc. +..................    2,299,273        2,525,000
     430,000  Century Telephone
               Enterprises, Inc........    8,640,669       13,276,250
      75,000  COMSAT Corporation,
               Series 1................    1,661,787        1,846,875
      40,000  Loral Space &
               Communications Inc. +...      501,500          735,000
     100,000  TCI Satellite
               Entertainment Inc.,
               Class A +...............      966,556          987,500
     500,000  Telecom Italia Mobile
               SpA.....................      655,379        1,264,008
     115,000  Telephone and Data
               Systems, Inc............    4,731,975        4,168,750
                                        ------------     ------------
                                          19,457,139       24,803,383
                                        ------------     ------------
              HOTELS/GAMING--4.6%
     450,000  Aztar Corporation +......    3,180,597        3,150,000
      65,000  Circus Circus
               Enterprises, Inc. +.....    1,751,028        2,234,375
     100,000  Hilton Hotels
               Corporation.............    1,532,500        2,612,500
     230,000  ITT Corporation, New +...   10,761,367        9,976,250
     150,000  Mirage Resorts,
               Incorporated +..........    1,513,037        3,243,750
                                        ------------     ------------
                                          18,738,529       21,216,875
                                        ------------     ------------

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
================================================================================
                                                            MARKET
   SHARES                                   COST            VALUE
------------                            ------------     ------------
              COMMON STOCK (CONTINUED)

              FINANCIAL SERVICES--3.0%
     135,000  American Express
               Company................. $  3,122,010     $  7,627,500
     150,000  Lehman Brothers Holdings
               Inc.....................    2,641,250        4,706,250
      30,000  Salomon Inc..............    1,167,750        1,413,750
                                        ------------     ------------
                                           6,931,010       13,747,500
                                        ------------     ------------

              DIVERSIFIED INDUSTRIAL--2.6%
      10,000  Brady (W.H.) Co., Class
               A.......................      163,069          246,250
      32,000  Honeywell, Inc...........    1,389,402        2,104,000
     120,000  ITT Industries Inc.......    2,858,725        2,940,000
     217,500  Katy Industries, Inc.....    1,818,150        3,153,750
      60,000  Lamson & Sessions
               Co. +...................      341,438          435,000
      20,000  Minnesota Mining and
               Manufacturing Company...    1,360,188        1,657,500
      30,000  Trinity Industries,
               Inc.....................      361,680        1,125,000
     178,000  Tyler Corporation +......      519,950          333,750
                                        ------------     ------------
                                           8,812,602       11,995,250
                                        ------------     ------------

              RETAIL--2.3%
      35,000  Burlington Coat Factory
               Warehouse
               Corporation +...........      433,125          455,000
      34,000  Giant Food Inc., Class
               A.......................    1,144,387        1,173,000
      25,000  Hartmarx Corporation +...      170,000          140,625
     100,000  Lillian Vernon
               Corporation.............    1,347,359        1,225,000
     300,000  Neiman Marcus Group,
               Inc. +..................    5,260,114        7,650,000
                                        ------------     ------------
                                           8,354,985       10,643,625
                                        ------------     ------------

              AUTOMOTIVE: PARTS AND ACCESSORIES--2.0%
      50,000  Echlin Inc...............    1,671,750        1,581,250
     140,000  Federal-Mogul
               Corporation.............    2,812,442        3,080,000
      25,000  GenCorp Inc..............      376,250          453,125
      87,225  Handy & Harman...........    1,342,771        1,526,438
      20,000  Johnson Controls, Inc....      553,343        1,657,500
      50,000  Quaker State
               Corporation.............      570,157          706,250
                                        ------------     ------------
                                           7,326,713        9,004,563
                                        ------------     ------------

              TELECOMMUNICATIONS--1.9%
      25,000  Aliant Communications
               Inc.....................      335,337          425,000
      59,000  BCE Inc..................    2,010,525        2,817,250
      76,000  C-TEC Corporation +......    1,270,000        1,843,000
      40,000  Northern Telecom
               Limited.................    1,517,750        2,475,000
      30,000  Southern New England
               Telecommunications
               Corporation.............      921,603        1,166,250
                                        ------------     ------------
                                           6,055,215        8,726,500
                                        ------------     ------------

              METALS AND MINING--1.4%
      55,000  Barrick Gold
               Corporation............. $  1,524,880     $  1,574,375
     152,000  Echo Bay Mines Ltd.......    1,426,656        1,010,313
      70,000  Homestake Mining
               Company.................    1,323,250          997,500
      70,000  Placer Dome Inc..........    1,728,613        1,522,500
     425,000  Royal Oak Mines Inc. +...    1,767,424        1,381,250
                                        ------------     ------------
                                           7,770,823        6,485,938
                                        ------------     ------------

              CONSUMER SERVICES--1.3%
     247,500  HSN, Inc.+...............    5,295,948        5,878,125
                                        ------------     ------------

              AVIATION: PARTS AND SERVICES--1.0%
     186,500  Coltec Industries
               Inc. +..................    2,698,152        3,520,187
      34,000  Hudson General
               Corporation.............      625,007        1,266,500
                                        ------------     ------------
                                           3,323,159        4,786,687
                                        ------------     ------------

              REAL ESTATE--1.0%
     400,000  Catellus Development
               Corporation +...........    3,336,439        4,550,000
                                        ------------     ------------

              BUSINESS SERVICES--0.9%
     127,000  Berlitz International,
               Inc., New +.............    1,892,836        2,651,125
     138,000  Nashua Corporation.......    5,428,519        1,656,000
                                        ------------     ------------
                                           7,321,355        4,307,125
                                        ------------     ------------

              SPECIALITY CHEMICAL--0.7%
     110,000  Ferro Corporation........    2,046,238        3,121,250
                                        ------------     ------------

              ENERGY--0.2%
      40,000  Southwest Gas
               Corporation.............      702,100          770,000
                                        ------------     ------------

              COMMUNICATIONS EQUIPMENT--0.1%
      30,000  Scientific-Atlanta,
               Inc.....................      545,488          450,000
                                        ------------     ------------
TOTAL COMMON STOCKS....................  355,198,487      456,085,382
                                        ------------     ------------
 PRINCIPAL
   AMOUNT
------------
              CORPORATE BOND--0.1%
              ENTERTAINMENT--0.1%
 $   497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006....      322,429          481,158
                                        ------------     ------------

              REPURCHASE AGREEMENT--0.8%
   3,865,000  Agreement with Morgan
               (J.P.) & Co.,
               Incorporated, 6.50% due
               01/02/1997(a)...........    3,865,000        3,865,000
                                        ------------     ------------
TOTAL INVESTMENTS................ 99.9%
                                        $359,385,916(b)   460,431,540
                                        ============
OTHER ASSETS AND LIABILITIES
(NET).............................  0.1                       404,498
                                 ------                  ------------
NET ASSETS...................... 100.0%
                                                         $460,836,038
                                 ======                  ============

---------------

(a) Agreement dated 12/31/1996, to be repurchased at $3,866,396 collateralized by $3,024,000 U.S. Treasury Bond, 9.25% due 02/15/2016 (value $3,942,691).
(b) Aggregate cost for Federal tax purposes was $359,747,501. Net unrealized appreciation for Federal tax purposes was $100,684,039 (gross unrealized appreciation was $114,075,633 and gross unrealized depreciation was $13,391,594).
 +  Non-income producing security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
===========================================================
ASSETS:
  Investments, at value (Cost
    $359,385,916)............................  $460,431,540
  Cash.......................................         6,824
  Receivable for investments sold............     1,436,765
  Dividends and interest receivable..........       449,547
  Receivable for Fund shares sold............        81,135
                                               ------------
    Total Assets.............................   462,405,811
                                               ------------
LIABILITIES:
  Payable for Fund shares redeemed...........       573,782
  Payable for investment advisory fee........       397,566
  Accrued shareholder communications
    expense..................................       247,983
  Payable for distribution fees..............       215,482
  Accrued Directors' fees....................        21,000
  Accrued expenses and other payables........       113,960
                                               ------------
    Total Liabilities........................     1,569,773
                                               ------------
      Net assets applicable to 40,020,118
        shares of common stock outstanding...  $460,836,038
                                               ============
NET ASSETS CONSIST OF:
  Shares of common stock at par value........  $     40,020
  Additional paid-in capital.................   360,111,950
  Distributions in excess of net realized
    gain on investments......................      (361,585)
  Net unrealized appreciation of
    investments..............................   101,045,653
                                               ------------
    Total Net Assets.........................  $460,836,038
                                               ============
    Net Asset Value and redemption price per
      share ($460,836,038 / 40,020,118 shares
      outstanding; 300,000,000 shares
      authorized of $0.001 par value)........        $11.52
                                                     ======
    Maximum offering price per share ($11.52
      / .945, based on maximum sales charge
      of 5.5% of the offering price at
      December 31, 1996).....................        $12.19
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
==========================================================
INVESTMENT INCOME:
  Dividend income (net of foreign withholding
    taxes of $35,097)........................  $  5,240,919
  Interest income............................     1,128,778
                                               ------------
    Total Investment Income..................     6,369,697
                                               ------------
EXPENSES:
  Investment advisory fee....................     4,983,647
  Distribution fees..........................     1,245,912
  Shareholder services fees..................       346,796
  Directors' fees............................        90,613
  Legal and audit fees.......................        41,748
  Other......................................       277,225
                                               ------------
    Total Expenses...........................     6,985,941
                                               ------------
NET INVESTMENT LOSS..........................      (616,244)
                                               ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Net realized gain on securities sold.......    42,311,374
  Net realized loss on futures
    transactions.............................      (756,644)
  Net realized gain on option transactions...         4,705
  Net realized gain on foreign currency
    transactions.............................           217
                                               ------------
    Net realized gain on investments.........    41,559,652
                                               ------------
  Net unrealized appreciation of securities,
    foreign currency and other assets and
    liabilities:
    Beginning of year........................    98,878,573
    End of year..............................   101,045,653
                                               ------------
      Change in net unrealized appreciation
        of securities, foreign currency and
        other assets and liabilities.........     2,167,080
                                               ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS................................    43,726,732
                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $ 43,110,488
                                               ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR             YEAR
                                                                                 ENDED            ENDED
                                                                               12/31/96         12/31/95
                                                                             ------------     ------------
Net investment income/(loss)...............................................  $   (616,244)    $  2,002,360
Net realized gain on investments...........................................    41,559,652       46,633,649
Net change in unrealized appreciation of investments.......................     2,167,080       45,158,696
                                                                             ------------     ------------
Net increase in net assets resulting from operations.......................    43,110,488       93,794,705
Distributions to shareholders from:
  Net investment income....................................................       --            (1,998,027)
  Net realized gain on investments.........................................   (40,850,492)     (45,317,754)
  Paid-in capital..........................................................      (189,371)         --
Net increase/(decrease) in net assets from Fund share transactions.........   (27,378,880)       3,036,372
                                                                             ------------     ------------
Net increase/(decrease) in net assets......................................   (25,308,255)      49,515,296
NET ASSETS:
Beginning of year..........................................................   486,144,293      436,628,997
                                                                             ------------     ------------
End of year................................................................  $460,836,038     $486,144,293
                                                                             ============     ============

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC. -- NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term capital appreciation. The Fund commenced operations on September 29, 1989. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION ACCOUNTING. The Fund may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. Upon the purchase of a put or call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-

================================================================================

market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses and a net operating loss, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1996 were a decrease to accumulated net investment income of $616,244 and a decrease to accumulated net realized gain on

================================================================================

investments of $616,244. Paid-in capital was reduced by $189,371 due to a return of capital for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser manages the Fund's portfolio, makes investment decisions for the Fund, places orders to purchase and sell securities of the Fund, and oversees the administration of all aspects of the Fund's business and affairs. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.25 percent of the value of the Fund's average daily net assets, for activities primarily intended to result in the sale of the Fund's shares of common stock.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $176,593,397 and $223,087,836 respectively.

Option activity for the year ended December 31, 1996 was as follows:

                                                          NUMBER OF
                                                          CONTRACTS     PREMIUM
                                                          ---------     -------
Options outstanding at December 31, 1995.............          0       $      0
Options written......................................        300         50,236
Options expired......................................       (100)        (4,705)
Options exercised....................................       (200)       (45,531)
                                                            ----       --------
Options outstanding at December 31, 1996.............          0       $      0
                                                            ====       ========

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund incurred brokerage commissions of $115,385 to Gabelli & Company and its affiliates. For the year ended December 31, 1996, Gabelli & Company informed the Fund that it received $227,803 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

6. SHARES OF COMMON STOCK.  Common stock transactions were as follows:

                                                                YEAR ENDED                      YEAR ENDED
                                                                 12/31/96                        12/31/95
                                                        ---------------------------    ---------------------------
                                                         SHARES          AMOUNT          SHARES          AMOUNT
                                                        ---------     ------------     ----------     ------------
Shares sold........................................     2,702,873     $ 33,238,448      2,510,990     $ 31,004,832
Shares issued upon reinvestment of dividends.......     3,106,012       35,936,555      3,413,613       39,463,662
Shares redeemed....................................    (7,670,956)     (96,553,883)    (5,667,280)     (67,432,122)
                                                       ----------     ------------     ----------     ------------
Net increase/(decrease)............................    (1,862,071)    $(27,378,880)       257,323     $  3,036,372
                                                       ==========     ============     ==========     ============

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
=============================================================================================================================

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                                   1996         1995         1994         1993         1992
                                                                 --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year.............................  $  11.61     $  10.49     $  12.09     $  10.13     $   9.48
                                                                 --------     --------     --------     --------     --------
Net investment income/(loss)...................................     (0.02)        0.05         0.09         0.05         0.09
Net realized and unrealized gain/(loss) on investments.........      1.04         2.30        (0.09)        3.95         1.11
                                                                 --------     --------     --------     --------     --------
Total from investment operations...............................      1.02         2.35         0.00         4.00         1.20
                                                                 --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................     --           (0.05)       (0.09)       (0.01)       (0.09)
  Distributions in excess of net investment income.............     --           --           (0.00)(a)    (0.04)       --
  Net realized gains...........................................     (1.10)       (1.18)       (1.50)       (1.99)       (0.46)
  Distributions in excess of net realized gains................     --           --           (0.01)       --           --
  Paid-in capital..............................................     (0.01)       --           --           --           --
                                                                 --------     --------     --------     --------     --------
Total distributions............................................     (1.11)       (1.23)       (1.60)       (2.04)       (0.55)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year...................................  $  11.52     $  11.61     $  10.49     $  12.09     $  10.13
                                                                 ========     ========     ========     ========     ========
Total return*..................................................      8.7%        22.5%         0.0%        39.4%        12.7%
                                                                 ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).............................  $460,836     $486,144     $436,629     $491,193     $423,381
  Ratio of net investment income/(loss) to average net
    assets.....................................................   (0.12)%        0.42%        0.73%        0.38%        0.75%
  Ratio of operating expenses to average net assets............     1.40%        1.50%        1.50%        1.53%        1.52%
Portfolio turnover rate........................................     37.1%        64.6%        66.6%        21.4%         0.1%
Average commission rate (per share of security)(b).............  $ 0.0498          N/A          N/A          N/A          N/A

---------------
  *  Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
     Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b)  Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.


------------------------------------------------------------------------
                      TOP TEN HOLDINGS
                     DECEMBER 31, 1996


Media General, Inc.                  Century Telephone Enterprises, Inc.
Chris-Craft Industries, Inc.         Quaker Oats Company
Time Warner Inc.                     Tele-Communications, Inc.
Grupo Televisa S.A                   Westinghouse Electric Corp.
General Electric Company             TCI/Liberty Media Group

------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI VALUE FUND INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997


--------------------------------------------------------------------------------

                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 27, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.124 per share. Additionally, on that date, the Fund paid $0.986 per share in long-term capital gains. For 1996, 45.13% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 7.20%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund Inc. did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                                                  APPENDIX A

                                    DESCRIPTION OF CORPORATE BOND RATINGS
                                          MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately based, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, and B-1.

                                STANDARD & POOR'S RATINGS SERVICE

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"). Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                                    THE GABELLI VALUE FUND INC.

                                                               PART C







                                           FINANCIAL STATEMENTS AND EXHIBITS

                                                    THE GABELLI VALUE FUND INC.
                                                               Part C
                                                         OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

                  Part A:  Financial Highlights

                     Part B: Audited financial statements for The Gabelli Value Fund Inc. for the fiscal year ended December 31,
                   1996 are included in the Statement of Additional Information:

                           Portfolio of Investments
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statement of Changes in Net Assets
                           Notes to Financial Statements
                           Financial Highlights
                           Report of Independent Accountants


                  Part C:  Consent of Independent Accountants is filed herein.

         (b)      Exhibits

                  All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on July 24, 1989, File Nos. 33-30139 and 811-5848 (the "Registration Statement").

     (1)(a) Registrant's Articles of Incorporation dated July 20, 1989 are filed herewith.

     (1)(b) Registrant's Articles Supplementary dated September 27, 1989 are filed herewith.

      (2) Registrant's Bylaws dated September 18, 1989 are filed herewith.

     (3) Not applicable.

        (4) Not applicable.

     (5) Investment Advisory Agreement with Gabelli Funds, Inc. dated March 1, 1994 is filed herein.

     (6)(a) Distribution Agreement with Gabelli & Company, Inc. dated July 30, 1993 is filed herewith.

     (6)(b) Designated Dealer Agreement with Gabelli & Company, Inc. dated September 18, 1989 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on May 1, 1995 ("Post-Effective Amendment No. 9").

     (7) Not applicable.

        (8) Custody Agreement with Boston Safe Deposit and Trust Company dated September 19, 1989 is filed herewith.

     (9)(a) Transfer Agency and Service Agreement with State Street Bank and Trust Company dated November 17, 1993 is filed herewith.

     (9)(b) Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) dated May 1, 1995 is filed herewith.



     (10)     Not applicable.

     (11)(a) Consent of Independent Accountants is filed herewith.

        (11)(b) Consent of Counsel is filed herewith.

     (11)(c) Powers of Attorney are filed herewith.

     (12) Not applicable.

     (13) Subscription Agreement is incorporated by reference to Pre-Effective Amendment No. 2.



     (14) Plan for Individual Retirement Accounts is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on March 29, 1990 ("Post-Effective Amendment No. 1").

     (15) Distribution Plan dated September 19, 1989 pursuant to Rule 12b-1 is filed herewith.

     (16) Sample Total Return Computation is incorporated by reference to Post-Effective Amendment No. 1.

     (17) Financial Data Schedule is filed herewith.



     (18) Not applicable.


Item 25.          Persons Controlled by or Under Common Control with Registrant.

                           None

Item 26.          Number of Holders of Securities

                          (1)                       (2)
                    Title of Class       Number of Record Holders
                                           As of April 25, 1997

                  Common Stock                    31,421
                  Value $.001 per
                  Share

Item 27.          Indemnification

                  The response to this Item 27 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 28.          Business and Other Connections of Investment Adviser

          Gabelli Funds, Inc. (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 28 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 29.          Principal Underwriter

                      Gabelli & Company Inc.  currently acts as distributor  for
                  The Gabelli Asset Fund, The Gabelli Equity Series Funds, Inc., The Gabelli Growth Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli Gold Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli ABC Fund, The Gabelli Value Fund Inc., The Gabelli Global Interactive Couch Potato (R) Fund, The Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund, The Gabelli Global Series Funds, Inc. and the Westwood Funds.

                  The information required by this Item 29 with respect to each director, officer or partner of Gabelli & Company, Inc. is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company, Inc. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of Gabelli Funds, Inc., One Corporate Center, Rye, New York, First Data Investor Services Group, Inc. One Exchange Place, Boston, Massachusetts: Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts; State Street Bank and Trust Company c/o Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts.

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to furnish to each person to whom a Prospectus of the Registrant is delivered a copy of the Registrant's latest annual report, upon request and without charge.

                                                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 1996.

                                                     THE GABELLI VALUE FUND INC.
(Registrant)

                                By:      Mario J. Gabelli*
                                Mario J. Gabelli
                                Chairman of the Board of Directors


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature:                                  Title:                                      Date:


Mario J. Gabelli*                           Chairman of the Board,                      April 29, 1996
------------------------------------
Mario J. Gabelli                            (President and Chief
                                            Investment Officer)

/s/ Bruce N. Alpert                         Vice President and Treasurer                April 29, 1996
Bruce N. Alpert                             (Chief Operating Officer)

Bill Callaghan*                             Director                                    April 29, 1996
Bill Callaghan

Felix J. Christiana*                        Director                                    April 29, 1996
Felix J. Christiana

Anthony J. Colavita*                        Director                                    April 29, 1996
Anthony J. Colavita

Robert J. Morrissey*                        Director                                    April 29, 1996
Robert J. Morrissey

Karl Otto Pohl*                             Director                                    April 29, 1996
Karl Otto Pohl

Anthony R. Pustorino*                       Director                                    April 29, 1996
Anthony R. Pustorino

*By:     /s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

Copies of Powers of Attorney are filed herein.

                                   EXHIBIT INDEX


                  EXHIBIT NO.                          DESCRIPTION

                  (1)(a)                  Articles of Incorporation

                  (1)(b)                  Articles Supplementary

                  (2)                     By-Laws

                  (5)                     Investment Advisory Agreement

                  (6)(a)                  Distribution Agreement

                  (8)                     Custody Agreement

                  (9)(a)                  Transfer Agency and Service Agreement

                  (9)(b)                  Sub-Administration Agreement

                  (11)(a)                 Consent of Independent Accountants

                  (11)(b)                 Consent of Counsel

                  (11)(c)                 Powers of Attorney

                  (15)                    Plan of Distribution

                  (17)                    Financial Data Schedule